EXHIBIT NO. 99.B16(a)

                                 CODE OF ETHICS

      Each of the registered investment companies (the "Trust" or "Trusts"), identified from time to time on Exhibit A hereto, has adopted this Code of Ethics ("Code") on behalf of its various Series, severally and not jointly, pursuant to Rule 17j-1 under the Investment Company Act of 1940, with respect to certain types of personal securities transactions by officers and Trustees of the Fund which might be deemed to create possible conflicts of interest and to establish reporting requirements and enforcement procedures with respect to such transactions.

      I.    Rules Applicable to Affiliated Officers and Trustees

            A.    Incorporation of MFS' Code of Ethics.

                  The provisions of the Statement of Policy on Personal Security Transactions of Massachusetts Financial Services Company, the Fund's Investment Adviser ("MFS"), (the "MFS Code of Ethics"), which is attached as Exhibit B hereto, are hereby incorporated herein as the Fund's Code of Ethics applicable to officers and Trustees of the Fund who are not Disinterested Trustees. A violation of the MFS Code of Ethics shall constitute a violation of the Fund's Code.

            B.    Reports.

                  Officers and Trustees of the Fund other than Disinterested Trustees shall file the reports required by the MFS Code of Ethics. Such filings shall be deemed a filing under this Code of Ethics and shall be available to the Fund upon request.

            C.    Review.

                  (1) Reports filed by officers and Trustees of the Fund other than Disinterested Trustees as required by the MFS Code of Ethics shall be reviewed as provided by the MFS Code of Ethics. Any facts that could give rise to a violation of


                                        1


                        the Code by any such individual shall be reported to the Secretary of the Fund. The Secretary of the Fund shall determine whether a violation of the Code may have occurred. Before making any determination that a violation has been committed by any person, the Secretary shall give such person an opportunity to supply additional explanatory material.

                  (2) If the Secretary determines that a material violation of this Code has or may have occurred, he shall submit his written determination, together with the transaction report and any additional explanatory material provided by the individual, to the Chairman of MFS, who shall make an independent determination of whether a violation has occurred.

            D.    Sanctions.

                  If the Chairman of MFS finds that a material violation has occurred, he shall report the violation and any sanction imposed by MFS to the Trustees of the Fund. If a securities transaction of the Chairman of MFS is under consideration, another member of the Executive Committee of MFS shall act in all respects in the manner prescribed herein for the Chairman of MFS.

      II.   Rules Application to Disinterested Trustees of the Funds.

            A.    Definitions.

                  (1) "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder. Application of this definition is explained in more detail in the MFS Code of Ethics.

                  (2) "Control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.


                                       2


                  (3) "Disinterested Trustee" means a Trustee of a Fund who is not an "Interested Person" of the Fund within the meaning of the Investment Company Act.

                  (4) "Purchase or sale of a security" includes, among other things, the writing of an option to purchase or sell a security.

                  (5) "Security" shall have the same meaning as that set forth in Section 2(a)(36) of the Investment Company Act (in effect, all securities) except that it shall not include securities issued by the Government of the United States or an agency thereof, bankers' acceptances, bank certificates of deposit, commercial paper and shares of registered open-end investment companies.

            B.    Prohibited Purchases and Sales.

                  No Disinterested Trustee of any of the Funds shall purchase or sell, directly or indirectly, any Security in which he has or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to his actual knowledge at the time of such purchase of sale:

                  (1)   Is being considered for purchase or sale by the Fund.

                  (2)   Is being purchase or sold by the Fund.

            C.    Exempted Transactions.

                  The prohibitions of Section IIB of this Code shall not apply to:

                  (1) Purchases or sales effected in any account over which the Disinterested Trustee has no direct or indirect influence or control.

                  (2) Purchases or sales which are non-volitional on the part of either the Disinterested Trustee or the Fund.

                  (3) Purchases which are part of an automatic dividend reinvestment plan.

                  (4) Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.


                                       3


                  (5) Purchases or sales other than those exempted in (1) through (4) above which do not cause the Disinterested Trustee to gain improperly a personal benefit through his relationship with the Funds and are only remotely potentially harmful to a Fund because they would be very unlikely to affect a highly institutional market, and are previously approved by MFS' Legal Department, which approval shall be confirmed in writing.

            D.    Reporting.

                  (1) Whether or not one of the exemptions listed in IIC applies, every Disinterested Trustee of a Fund shall file with the Secretary of the Fund a report containing the information described in Section IID(2) of the Code with respect to transactions in any Security in which such Disinterested Trustee has, or by reason of such transaction acquires, any direct or indirect beneficial ownership of such Trustee, at the time of that transaction, knew, or in the ordinary course of fulfilling his official duties as a Trustee of the Fund, should have known that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee:

                        (a) such Security was or is to be purchased or sold by the Fund or

                        (b) such Security was or is being considered for purchase or sale by the Fund;

                        provided, however, that a Disinterested Trustee shall not be required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence or control.

                  (2) Every report shall be made not later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected, and shall contain the following information:


                                       4


                        (a) the date of the transaction, the title and the number of shares, and principal amount of each Security involved;

                        (b) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                        (c)   the price at which the transaction was effected;
                              and

                        (d) the name of the broker, dealer or bank with or through whom the transaction was effected.

                  (3) Every report concerning a purchase or sale prohibited under Section IIB hereof with respect to which the reporting person relies upon one of the exemptions provided in Section IIC shall contain a brief statement of the exemption relied upon and the circumstances of the transaction.

                  (4) Any such report may contain a statement that the report shall not be construed as an admission by the person making such report that he has any direct or indirect beneficial ownership in the security to which the report relates.

            E.    Review.

                  (1) The Secretary of the Fund shall compare the reported personal securities transactions with completed and contemplated portfolio transactions of the Fund to determine whether any transaction ("Reviewable Transactions") listed in Section IIB (disregarding exemptions provided by Section IIC (1) through (5)) may have occurred.

                  (2) If the Secretary determines that a Reviewable Transaction may have occurred, he shall submit the pertinent information regarding the transaction to counsel for the Disinterested Trustees. Such counsel shall determine whether a material violation of this Code may have occurred, taking into account all the exemptions


                                       5


                        provided under Section IIC. Before making any determination that a violation has occurred, such counsel shall give the person involved an opportunity to supply additional information regarding the transaction in question.

            F.    Sanctions.

                  If such counsel determines that a material violation of this Code has occurred, they shall so advise the Chairman or President of the Fund and an ad hoc committee consisting of the Disinterested Trustees of the Fund, other than the person whose transaction is under consideration, and shall provide the committee with a report of the matter, including any additional information supplied by such person. The committee may impose such sanction as it deems appropriate.

      III.  Miscellaneous.

            A.    Amendments to MFS' Code of Ethics.

                  Any amendment to the MFS Code of Ethics shall be deemed an amendment to Section IA of this Code effective 30 days after written notice of such amendment shall have been received by the Disinterested Trustees of the Funds unless the Disinterested Trustees expressly determine that such amendment shall become effective at an earlier or later date or shall not be adopted.

            B.    Records.

                  The Funds shall maintain records in the manner and to the extent set forth below, which records may be maintained on microfilm under the conditions described in Rule 31a-2(f)(1) under the Investment Company Act and shall be available for examination by representatives of the Securities and Exchange Commission.

                  (1) A copy of this Code and any other Code which is, or any time within the past fives years has been, in effect shall be preserved in an easily accessible place.

                  (2) A record of any violation of this Code and of any action taken as a result of such violation shall be preserved in an


                                       6


                        easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurs.

                  (3) A copy of each report made by an officer or Trustee pursuant to this Code shall be preserved for a period of not less than five years from the end of the fiscal year in which it is made, the first two years in an easily accessible place.

                  (4) A list of all persons who are, or within the past five years have been, required to make reports pursuant to this Code shall be maintained in an easily accessible place.

            C.    Confidentiality.

                  All reports of securities transactions and any other information filed with any Fund pursuant to this Code shall be treated as confidential, but are subject to review as provided herein and by personnel of the Securities and Exchange Commission.

            D.    Interpretation of Provisions.

                  The Trustees may from time to time adopt such interpretations of this Code as they deem appropriate.


                                       7


                                    EXHIBIT A
                              Dated: March 1, 2000

MFS(R) Series Trust I:
MFS(R) Managed Sectors Fund
MFS(R) Cash Reserve Fund
MFS(R) Global Asset Allocation Fund
MFS(R) Strategic Growth Fund
MFS(R) Research Growth and Income Fund
MFS(R) Core Growth Fund
MFS(R) Equity Income Fund
MFS(R) New Discovery Fund
MFS(R) Science and Technology Fund
MFS(R) Research International Fund
MFS(R) Global Telecommunications Fund
MFS(R) Japan Equity Fund

MFS(R) Series Trust II:
MFS(R) Emerging Growth Fund
MFS(R) Large Cap Growth Fund
MFS(R) Intermediate Income Fund
MFS(R) Charter Income Fund

MFS(R) Series Trust III:
MFS(R) High Income Fund
MFS(R) Municipal High Income Fund
MFS(R) High Yield Opportunities Fund

MFS(R) Series Trust IV:
MFS(R) Money Market Fund
MFS(R) Government Money Market Fund
MFS(R) Municipal Bond Fund
MFS(R) Mid Cap Growth Fund

MFS(R) Series Trust V:
MFS(R) Total Return Fund
MFS(R) Research Fund
MFS(R) International Opportunities Fund
MFS(R) International Strategic Growth Fund
MFS(R) International Value Fund

MFS(R) Series Trust VI:
MFS(R) Global Total Return Fund
MFS(R) Utilities Fund
MFS(R) Global Equity Fund

MFS(R) Series Trust VII:
MFS(R) Global Governments Fund
MFS(R) Capital Opportunities Fund

MFS(R) Series Trust VIII:
MFS(R) Strategic Income Fund
MFS(R) Global Growth Fund

MFS(R) Series Trust IX:
MFS(R) Bond Fund
MFS(R) Limited Maturity Fund
MFS(R) Municipal Limited Maturity Fund
MFS(R) Intermediate Investment Grade Bond Fund
MFS(R) Research Bond Fund
MFS(R) Mid Cap Value Fund
MFS(R) Large Cap Value Fund
MFS(R) High Quality Bond Fund

MFS(R) Series Trust X:
MFS(R) Government Mortgage Fund
MFS(R) Emerging Markets Equity Fund
MFS(R) International Growth Fund
MFS(R) International Growth and Income Fund
MFS(R) Strategic Value Fund
MFS(R) Emerging Markets Debt Fund
MFS(R) Income Fund
MFS(R) European Equity Fund
MFS(R) High Yield Fund
MFS(R) Concentrated Growth Fund

MFS(R) Series Trust XI:
MFS(R) Union Standard Equity Fund
Vertex All Cap Fund
Vertex Contrarian Fund
Vertex Income Fund

MFS(R) Municipal Series Trust:
MFS(R) Alabama Municipal Bond Fund
MFS(R) Arkansas Municipal Bond Fund
MFS(R) California Municipal Bond Fund
MFS(R) Florida Municipal Bond Fund
MFS(R) Georgia Municipal Bond Fund
MFS(R) Maryland Municipal Bond Fund
MFS(R) Massachusetts Municipal Bond Fund
MFS(R) Mississippi Municipal Bond Fund
MFS(R) New York Municipal Bond Fund
MFS(R) North Carolina Municipal Bond Fund
MFS(R) Pennsylvania Municipal Bond Fund
MFS(R) South Carolina Municipal Bond Fund
MFS(R) Tennessee Municipal Bond Fund
MFS(R) Virginia Municipal Bond Fund
MFS(R) West Virginia Municipal Bond Fund
MFS(R) Municipal Income Fund
MFS(R) New York High Income Tax Free Fund
MFS(R) Massachusetts High Income Tax Free Fund


                                       8


Stand-Alone Funds:
Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS(R) Growth Opportunities Fund
MFS(R) Government Securities Fund
MFS(R) Government Limited Maturity Fund

Closed-End Funds:
MFS(R)Municipal Income Trust
MFS(R)Multimarket Income Trust
MFS(R)Government Markets Income Trust
MFS(R)Intermediate Income Trust
MFS(R)Charter Income Trust
MFS(R)Special Value Trust

MFS(R)/Sun Life Series Trust:
Capital Appreciation Series
Massachusetts Investors Trust Series
Government Securities Series
Global Governments Series
High Yield Series
Managed Sectors Series
Money Market Series
Total Return Series
Utilities Series
Global Growth Series
Zero Coupon Series
2000 Research Series
Global Asset Allocation Series
Global Total Return Series
International Growth and Income Series
International Growth Series
Emerging Growth Series
Emerging Markets Equity Series
Capital Opportunities Series
Research Growth and Income Series
Bond Series
Equity Income Series
Massachusetts Investors Growth Stock Series
New Discovery Series

MFS(R)/Sun Life Series Trust (cont'd):
Research International Series
Strategic Income Series
Strategic Growth Series

Compass 2 & 3:
Capital Appreciation Variable Account
Government Securities Variable Account
Global Governments Variable Account
High Yield Variable Account
Managed Sectors Variable Account
Money Market Variable Account
Total Return Variable Account

MFS(R) Variable Insurance Trust:
MFS(R) Emerging Growth Series
MFS(R) Capital Opportunities Series
MFS(R) Research Series
MFS(R) Growth With Income Series
MFS(R) Total Return Series
MFS(R) Utilities Series
MFS(R) High Income Series
MFS(R) Global Governments Series
MFS(R) Emerging Markets Equity Series
MFS(R) Bond Series
MFS(R) Limited Maturity Series
MFS(R) Money Market Series
MFS(R) New Discovery Series
MFS(R) Growth Series
MFS(R) Global Equity Series
MFS(R) Mid Cap Growth Series

MFS(R) Institutional Trust:
MFS(R) Inst'l Global Fixed Income Fund
MFS(R) Inst'l Emerging Markets Debt Fund
MFS(R) Inst'l Research Fund
MFS(R) Inst'l Mid Cap Growth Fund
MFS(R) Inst'l Emerging Equities Fund
MFS(R) Inst'l International Equity Fund
MFS(R) Inst'l High Yield Fund
MFS(R) Inst'l Core Equity Fund
MFS(R) Inst'l Large Cap Growth Fund


                                       9


                                    EXHIBIT B

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY
                             STATEMENT OF POLICY ON
                        PERSONAL SECURITIES TRANSACTIONS
                                (Code of Ethics)

                        As Adopted by the Audit Committee
                          Effective as of March 1, 2000

      As an investment advisory organization with substantial responsibilities to clients, Massachusetts Financial Services Company ("MFS") has an obligation to implement and maintain a meaningful policy governing the securities transactions of its Directors, officers and employees ("MFS representatives").(1) This policy is intended to minimize conflicts of interest, and even the appearance of conflicts of interest, between members of the MFS organization and its clients in the securities markets as well as to effect compliance with the Investment Company Act, the Investment Advisers Act and the Securities Exchange Act. This policy inevitably will restrict MFS representatives in their securities transactions, but this is the necessary consequence of undertaking to furnish investment advice to clients. In addition to complying with the specific rules, we all must be sensitive to the need to recognize any conflict, or the appearance of conflict, of interest whether or not covered by the rules. When such situations occur, the interests of our clients must supersede the interest of MFS representatives.

      1. General Fiduciary Principles. All personal investment activities conducted by MFS representatives are subject to compliance with the following principles: (i) the duty at all times to place the interests of MFS' clients first; (ii) the requirement that all personal securities transactions be conducted consistent with this Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility; and (iii) the fundamental standard that MFS representatives should not take inappropriate advantage of their positions.

      2. Applicability of Restrictions and Procedures. In recognition of the different circumstances surrounding each MFS representative's employment, various categories of MFS employees are subject to different restrictions under this Code of Ethics. For purposes of applying this Code of Ethics, MFS employees are divided into the general categories of Portfolio Managers, Investment Personnel, Access Persons and Non-Access Persons, as each such term is defined in Appendix A to this Code of Ethics, as amended from time to time by the Audit Committee.

      As used in this Code of Ethics, the term "securities" includes not only publicly traded equity securities, but also privately issued equity securities, shares of closed-end funds, fixed income securities (including municipal bonds and many types of U.S. Government securities), futures, options, warrants, rights, swaps, commodities and

--------
      (1) Employees of MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Retirement Services, Inc., MFS International Ltd., MFS International (U.K.) Ltd., MFS Service Center, Inc., Vertex Investment Management Inc. and MFS Heritage Trust Company also are covered by this Code of Ethics.


                                       10


other similar instruments. Moreover, the restrictions of this Code of Ethics apply to transactions by Access Persons involving securities and other instruments related to, but not necessarily the same as, securities held or to be acquired on behalf of an MFS client.

      3. Restrictions on Personal Securities Transactions. No Access Person shall trade in any security which is subject to a pending "buy" or "sell" order, or has been considered for purchase of sale,(2) for a client of MFS until such order is executed or withdrawn. In addition, no Investment Personnel shall trade in any security after an MFS client trades in such security or such security has been considered for purchase or sale on behalf of an MFS client until: (i) the next business day following such trade or consideration (in the case of a proposed trade by an Investment Personnel in the same direction as the MFS client); or (ii) the eighth calendar day thereafter (in the case of a proposed trade by an Investment Personnel in the opposite direction from the MFS client's trade). No Portfolio Manager shall trade in any security within at least seven calendar days before or after an MFS client whose account he or she manages trades in such security or such security has been considered for purchase or sale on behalf of such an MFS client. Any profits realized on trades within these proscribed periods must be disgorged to the affected MFS client or, in the event that the amount to be disgorged is relatively minor or difficult to allocate, to charity. In addition, no MFS representative shall provide any information about such transaction or recommendation to any person other than in connection with the proper execution of such purchase or sale for an MFS client's account.

      Portfolio Managers should consider the problems inherent in purchasing for their own account securities that are or may be suitable for a client's portfolio. For example, a fortuitous early sale by the Manager for his or her personal account may be criticized in hindsight if the same security later is sold from the client's account at a lower price.

      Gifts and Transfers. A gift or transfer shall be excluded from the preclearance requirements provided that the recipient represents in writing that he, she, they or it has no present intention of selling the donated security.

      Short Sales. No Access Person shall effect a short sale in any security held in a portfolio managed by MFS. Access Persons may engage in transactions in options and futures, subject to special preclearance rules applicable to certain of those transactions as described in Section 5 below.

----------
      (2) A security is deemed to have been "considered for purchase or sale" when a recommendation to purchase or sell such security has been made and communicated to a portfolio manager and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.


                                       11


      Initial Public Offerings. The purchase by Access Persons of securities (other than securities of registered open-end investment companies) offered at fixed public offering price by underwriters or a selling group is prohibited.(3) Rights (including rights purchased to acquire an additional full share) issued in respect of securities any Access Persons owns may be exercised, subject to preclearance; the decision whether or not to grant preclearance shall take into account, among other factors, whether the investment opportunity should be reserved for an MFS client and whether the investment opportunity is being or was offered to the individual by virtue of his or her position with MFS.

      Private Placements. Any acquisition by Access Persons of securities issued in a private placement is subject to preclearance. The decision whether or not to grant preclearance shall take into account, among other factors, whether the investment opportunity should be reserved for an MFS client and whether the investment opportunity is being offered to the individual by virtue of his or her position with MFS. Investment Personnel who have been precleared to acquire securities in a private placement are required to disclose that investment when they play a part in any subsequent consideration of an investment in the issuer for an MFS client. In such circumstances, the decision to purchase securities of the issuer for the MFS client shall be subject to an independent review by Investment Personnel with no personal interest in the issuer.

      Note: Acquisitions of securities in private placements by country clubs, yacht clubs and other similar entities need not be precleared, but are subject to the reporting, disclosure and independent review requirements.

      Prohibition on Short-Term Trading Profits. All Investment Personnel are prohibited from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days. Any profits realized on such short-term trades must be disgorged to the affected MFS client (if any) or, in the event that the amount to be disgorged is relatively minor or difficult to allocate, to charity. This restriction on short-term trading profits shall not apply to transactions exempt from preclearance requirements, as described in Section 8 below.

It is expected that all MFS representatives will follow these restrictions in good faith and conduct their personal trading in keeping with the intended purpose of this Code of Ethics. Note: Any Non-Access Person who receives any information about any particular investment recommendation or executed or proposed transaction for any MFS client is required to comply with all preclearance and other requirements of this Code of Ethics applicable to Access Persons. Any individual should feel free to take up with the Audit Committee any case in which he or she feels inequitably burdened by these policies. The Audit Committee may, in its sole discretion, grant appropriate exceptions from the requirements of this Code of Ethics where warranted by applicable facts and circumstances.

----------
      (3) The reason for this rule is that it precludes any possibility that Access Persons might use MFS' clients' market stature as a means of obtaining for themselves "hot" issues which otherwise might not be offered to them. In addition, this rule eliminates the possibility that underwriters and selling group members might seek by this means to gain favor with individuals in order to obtain preferences from MFS.

                                       12


      4. Beneficial Ownership. The requirements of this Code of Ethics apply to any account in which an MFS representative has (i) "direct or indirect beneficial ownership" or (ii) any "direct or indirect influence or control." Under applicable SEC interpretations, such "beneficial ownership" includes accounts of a spouse, minor children and dependent relatives resident in the MFS representative's house, as well as any other contract, relationship, understanding or other arrangement which results in an opportunity for the MFS representative to profit or share profits from a transaction in securities.

NOTE: The exception for accounts with respect to which an MFS representative lacks "direct or indirect influence or control" is extremely narrow, and should only be relied upon in cases which have been pre-approved in writing by Stephen
E. Cavan or Robert T. Burns of the Legal Department. Certain "blind trust" arrangements approved by the Legal Department may be excluded from the preclearance (but not the quarterly reporting) requirements of this Code of Ethics.

      5. Preclearance Requirements. In order to facilitate compliance with this Code of Ethics, preclearance requests must be made and approved before any transaction may be made by an Access Person. A preclearance request in the form set forth in MFS' automated Code of Ethics system, as amended from time to time, should be completed and submitted electronically for any order for an Access Person's own account or one described in Section 4 above, or, in the case of an Access Person who wishes to preclear while outside of the Boston area, should either: (i) be completed in the form attached hereto, as amended from time to time, signed and submitted by facsimile machine, to the Compliance Department; or (ii) be submitted by telephone call to the Compliance Department. Any preclearance request received before 3:00 p.m. on a business day will be responded to as soon as available on the following business day. Preclearance requests will be reviewed by Equity and Fixed Income Department personnel who will be kept apprised of recommendations and orders to purchase and sell securities on behalf of MFS clients, the completion or cancellation of such orders and the securities currently held in portfolios managed by MFS. Their advice will be forwarded to the Compliance Department.

      The preclearance process imposes significant burdens on the investment and administrative departments within MFS. Accordingly, if the MFS Audit Committee determines that an Access Person is making an excessive number of preclearance requests, it reserves the right to limit such Access Person to a certain number of preclearance requests per day or per period.

      An Access Person who obtains electronic or written notice from the Compliance Department indicating consent to an order which the Access Person proposes to enter for his or her own account or one described in Section 4 above may execute that order only on the day when such notice is received unless otherwise stated on the notice. Such notices will always be electronic or in writing; however, in the case of an Access Person who wishes to preclear a transaction while outside the Boston area, the Compliance Department will also provide oral confirmation of the content of the written notice.


                                       13


      Preclearance requests may be denied for any number of appropriate reasons, most of which are confidential. For example, a preclearance request for a security that is being considered for purchase or sale on behalf of an MFS client may be denied for an extended period (e.g. 10 business days). Accordingly, an Access Person is not entitled to receive any explanation or reason if his or her preclearance request is denied, and any request for an explanation by an Access Person may be deemed a violation of this Code of Ethics.

      Significant Ownership by MFS Clients. In cases where MFS clients own, in the aggregate, 8% or more of the outstanding equity securities of an issuer, requests by Access Persons to purchase the securities of such issuer will be denied. Requests to preclear sales of such securities may be granted, subject to the standard requirements set forth in Section 3 above.

      Securities Subject to Automatic Purchases and Sales for MFS Clients. Certain MFS funds and institutional accounts are managed such that the securities held in such portfolios are regularly purchased or sold on an equal proportionate basis so as to preserve specified percentage weightings of such securities across such portfolios. Requests to preclear purchases of securities held in such portfolios will be denied. Requests to sell such securities may be granted, subject to the standard preclearance requirements set forth in Section 3 above.

      Options and Futures Transactions. Access Persons may purchase (to open) and sell (to close) call and put options and futures contracts on securities, subject to the preclearance and other requirements of this Code of Ethics; however, an Access Person may neither buy a put option on any security held in a portfolio managed by MFS nor write (sell to open) options and futures contracts. In the case of purchased put and call options, the preclearance of the exercise of such options as well as their purchase and sale, is required. Preclearance of the exercise of purchased put and call options shall be requested on the day before the proposed exercise or, if notice to the writer of such options is required before the proposed exercise date, the date before notice is proposed to be given, setting forth the proposed exercise date as well as the proposed notice date.(4) Purchases and sales of options or futures contracts to "close out" existing options or futures contracts must be precleared.(5)

      MFS Closed-End Funds. All transactions effected by any MFS representative in shares of any closed-end fund for which MFS or one of its affiliates acts as investment adviser shall be subject to preclearance and reporting in accordance with this Code of Ethics. Non-Access Persons are exempt from the

----------
      (4) Access Persons should note that this requirement may result in their not being allowed to exercise an option purchased by them on the exercise date they desire, and in the case of a "European" option on the only date on which exercise is permitted by the terms of the option.

      (5) Access Persons should note that as a result of this requirement, they may not be able to obtain preclearance consent to close out an option or futures contract before the settlement date. If such an option or futures contract is automatically closed out, the gain, if any, on such transaction will be disgorged in the manner described in Section 3 above.


                                       14


      preclearance and reporting requirements set forth in this Code of Ethics with respect to transactions in any other type of securities, so long as they have not received any information about any particular investment recommendation or executed or proposed transaction for any MFS client with respect to such security.

      6. Duplicate Confirmation Statement Requirement. In order to implement and enforce the above policies, every Access Person shall arrange for his or her broker to send MFS duplicate copies of all confirmation statements issued with respect to the Access Person's transactions and all periodic statements for such Access Person's securities accounts. The Compliance Department will coordinate with brokerage firms in order to assist Access Persons in complying with this requirement.

      7. Reporting Requirement. Each Access Person shall report on or before the tenth day of each calendar quarter any securities transactions during the prior quarter in accounts covered by Section 4 above. Employees who fail to complete and file such quarterly reports on a timely basis will be reported to the Audit Committee and will be subject to sanctions. Reports shall be reviewed by the Compliance Department.

In filing the reports for accounts within these rules, please note:

      (i) You must file a report for every calendar quarter even if you had no reportable transactions in that quarter; all such reports shall be completed and submitted in the form set forth in MFS' automated Code of Ethics system.

      (ii) Reports must show any sales, purchases or other acquisitions or dispositions, including gifts, exercises of conversion rights and exercises or sales of subscription rights. See Section 8 below for certain exceptions to this requirement.

      (iii)Reports will be treated confidentially unless a review of particular reports with the representative is required by the Audit Committee.

      (v) Reports are made available for review by the Boards of Trustees of MFS investment company clients upon their request.

      Note: Any Access Person who maintains all of his or her personal securities accounts with one or more broker-dealer firms that send confirmation and periodic account statements in an electronic format approved by the Compliance Department, and who arranges for such firms to send such statements (no less frequently than quarterly) required by
      Section 6 above, shall not be required to prepare and file the quarterly reports required by this Section 7. However, each such Access Person shall be required to verify the accuracy and completeness of all such statements on at least an annual basis.


                                       15


      8.    Certain Exceptions.

      Mutual Funds. Transactions in shares of any open-end investment companies, including funds for which the MFS organization is investment adviser, need not be precleared or reported.

      Closed-End Funds. Automatic reinvestments of distributions of closed-end funds advised by MFS pursuant to dividend reinvestment plans of such funds need only be reported. All other closed-end fund transactions must be precleared and reported.

      MFS Common Stock. Transactions in shares of stock of MFS need not be precleared or reported.

      Large Capitalization Stocks. Transactions in securities issued by companies with market capitalizations of at least $5] billion generally will be eligible for automatic preclearance (subject to certain exceptions), but must be reported and are subject to post-trade monitoring. The Compliance Department will maintain a list of issuers that meet this market capitalization requirement. A preclearance request for a large capitalization company will be denied whenever deemed appropriate.

      U.S. Government Securities. Transactions in U.S. Treasury securities (including options and futures contracts and other derivatives with respect to such securities) need not be precleared or reported. Option and futures contracts on U.S. Government obligations (other than U.S. Treasury securities) and securities indices need not be precleared but must be reported. Transactions in U.S. Government securities offered on the basis of "non-competitive tender" need not be precleared or reported. However, U.S. Government obligations (other than U.S. Treasury securities) offered by "subscription" must be precleared and reported.

Other Exceptions. Transactions in money market instruments and in options on broad-based indices need not be precleared, although such transactions must be reported. In addition, the following types of transactions need not be precleared or reported: (i) stock dividends and stock splits; (ii) foreign currency transactions; and (iii) transactions in real estate limited partnership interests.

      9. Disclosure of Personal Securities Holdings. All Access Persons are required to disclose all personal securities holdings upon becoming an Access Person (i.e. upon commencement of employment with MFS or transfer within MFS to an Access Person position) and thereafter on an annual basis. Reports shall be reviewed by the Compliance Department.

      10. Gifts, Entertainment and Favors. MFS representatives must not make business decisions that are influenced or appear to be influenced by giving or accepting gifts, entertainment or favors. Investment Personnel are prohibited from receiving any gift or other thing of more than de minimis value from any person or entity that does business with or on behalf of MFS or its clients. Invitations to an occasional meal, sporting event or other similar activity will not be deemed to violate this restriction unless the occurrence of such events is so frequent or lavish as to suggest an impropriety.


                                       16


      11. Service as a Director. All MFS representatives are prohibited from serving on the boards of directors of commercial business enterprises, absent prior authorization by the Management Committee based upon a determination that the board service would be consistent with the interests of MFS' clients. In the relatively small number of instances in which board service is authorized, MFS representatives serving as directors may be isolated from other MFS representatives through "Chinese Wall" or other appropriate procedures.

      12. Certification of Compliance with Code of Ethics. All MFS representatives (including Non-Access Persons) shall be required to certify annually that (i) they have read and understand this Code of Ethics and recognize that they are subject to its requirements applicable to them and (ii) they have complied with all requirements of this Code of Ethics applicable to them, and (in the case of Access Persons) have reported all personal securities transactions (whether pursuant to quarterly reports from the Access Person or duplicate confirmation statements and periodic reports from the Access Person's broker-dealer) required to be reported pursuant to this Code of Ethics.

      13. Boards of Trustees of MFS Funds. Any material amendment to this Code of Ethics shall be subject to the approval by each of the Boards of Trustees (including a majority of the disinterested Trustees on each such Board) of each of the registered investment companies with respect to which MFS, or any subsidiary of MFS, acts as investment adviser. In addition, on at least an annual basis, MFS shall provide each such Board with a written report that: (i) describes issues that arose during the preceding year under this Code of Ethics, including without limitation information about any material violations of this Code of Ethics and any sanctions imposed with respect to such violations; and
(ii) certifies to each such Board that MFS has adopted procedures reasonably necessary to prevent Access Persons from violating this Code of Ethics.

      14. Sanctions. Any trading for an MFS representative's account which does not evidence a good faith effort to comply with these rules will be subject to Audit Committee review. If the Audit Committee determines that a violation of this Code of Ethics or its intent has occurred, it may impose such sanctions as it deems appropriate including forfeiture of any profit from a transaction and/or termination of employment. Any violations resulting in sanctions will be reported to the Boards of Trustees of MFS investment company clients and will be reflected in the employee's personnel file.


                                       17


                                   APPENDIX A

                              CERTAIN DEFINED TERMS


      As used in this Code of Ethics, the following shall terms shall have the meanings set forth below, subject to revision from time to time by the Audit
Committee:

      Portfolio Managers -- employees who are authorized to make investment decisions for a mutual fund or client portfolio. Note: research analysts are deemed to be Portfolio Managers with respect to the entire portfolio of any fund managed collectively by a committee of research analysts (e.g. MFS Research Fund).

      Investment Personnel -- all Portfolio Managers as well as research analysts, traders and other members of the Equity Trading, Fixed Income and Equity Research Departments.

      Access Persons -- all Portfolio Managers, Investment Personnel and other members of the following departments or groups: Institutional Advisors; Compliance; Fund Accounting; Investment Communications; and Technology Services & Solutions ("TS&S") (excluding, however, TS&S employees who are employed at Lafayette Corporate Center and certain TS&S employees who may be specifically excluded by the Compliance or Legal Departments); also included are members of the MFS Management Committee, the MFS Administrative Committee and the MFS Operations Committee. In certain instances, non-employee consultants and other independent contractors may be deemed Access Persons and therefore be subject to some or all of the requirements set forth in this Code of Ethics.

      Non-Access Persons -- all employees of the following departments or groups: Corporate Communications; Corporate Finance; Facilities Management; Human Resources; Internal Audit (unless undergoing an audit of an access area); Legal; MFS Service Center, Inc. (other than TS&S employees who are employed at 500 Boylston Street); Retired Partners; Travel and Conference Services; the International Division; MFS International Ltd.; MFS Fund Distributors, Inc.; and MFS Retirement Services, Inc. Note: Any Non-Access Person who receives any information about any particular investment recommendation or executed or proposed transaction for any MFS client is required to comply with all preclearance and other requirements of this Code of Ethics applicable to Access Persons. Any Non-Access Person who regularly receives such information will be reclassified as an Access Person. In addition, transactions in shares of the MFS closed-end funds are subject to all such preclearance and reporting requirements by all MFS representatives (see Section 5 of this Code of Ethics).


                                       18


                         PERSONAL SECURITIES TRANSACTION
                              PRECLEARANCE REQUEST

                         [Only For Use By MFS Employees
                             Not Located In Boston]

                     Date: _________________________, _____

All transactions must be precleared, regardless of their size, except those in certain specific categories of securities that are exempted under the MFS Code of Ethics. If necessary, continue on the reverse side. Please note that special rules apply to the preclearance of option and futures transactions. If the transaction is to be other than a straightforward sale or purchase of securities, mark it with an asterisk and explain the nature of the transaction on the reverse side. Describe the nature of each account in which the transaction is to take place, i.e., personal, spouse, children, charitable trust, etc.

                                      SALES

      CUSIP/TICKER      AMOUNT OR            BROKER         NATURE* OF
          SECURITY      NO. of SHARES                          ACCOUNT
          --------      -------------        ------            -------

     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------

                                    PURCHASES
                                    ---------

     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------

I represent that I am not in possession of material non-public information concerning the securities listed above or their issuer. If I am an MFS access person charged with making recommendations to MFS with respect to any of the securities listed above, I represent that I have not determined or been requested to make a recommendation in that security except as permitted by the MFS Code of Ethics.

                                        ----------------------------------------
                                          Signature and Date

                                        ----------------------------------------
                                           Name of MFS Access Person
                                                (please print)

Explanatory Notes: This form must be filed by 3:00 p.m. on the business day prior to the business day on which you wish to trade and covers all accounts in which you have an interest, direct or indirect. This includes any account in which you have "beneficial ownership" (unless you have no influence or control over it) and non-client accounts over which you act in an advisory or supervisory capacity. No trade can be effected until approval from the Compliance Department has been obtained.

-----------------------
* Check if you wish to claim that the reporting of the account or the securities transaction shall not be construed as an admission that you have any direct or indirect beneficial ownership in such account or securities


                                       19




      EX-99.B16(B)
          6
             CODE OF ETHICS




                                                           EXHIBIT NO. 99.B16(b)

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY
                             STATEMENT OF POLICY ON
                        PERSONAL SECURITIES TRANSACTIONS
                                (Code of Ethics)

                        As Adopted by the Audit Committee
                          Effective as of March 1, 2000

      As an investment advisory organization with substantial responsibilities to clients, Massachusetts Financial Services Company ("MFS") has an obligation to implement and maintain a meaningful policy governing the securities transactions of its Directors, officers and employees ("MFS representatives").(1) This policy is intended to minimize conflicts of interest, and even the appearance of conflicts of interest, between members of the MFS organization and its clients in the securities markets as well as to effect compliance with the Investment Company Act, the Investment Advisers Act and the Securities Exchange Act. This policy inevitably will restrict MFS representatives in their securities transactions, but this is the necessary consequence of undertaking to furnish investment advice to clients. In addition to complying with the specific rules, we all must be sensitive to the need to recognize any conflict, or the appearance of conflict, of interest whether or not covered by the rules. When such situations occur, the interests of our clients must supersede the interest of MFS representatives.

      1. General Fiduciary Principles. All personal investment activities conducted by MFS representatives are subject to compliance with the following principles: (i) the duty at all times to place the interests of MFS' clients first; (ii) the requirement that all personal securities transactions be conducted consistent with this Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility; and (iii) the fundamental standard that MFS representatives should not take inappropriate advantage of their positions.

      2. Applicability of Restrictions and Procedures. In recognition of the different circumstances surrounding each MFS representative's employment, various categories of MFS employees are subject to different restrictions under this Code of Ethics. For purposes of applying this Code of Ethics, MFS employees are divided into the general categories of Portfolio Managers, Investment Personnel, Access Persons and Non-Access Persons, as each such term is defined in Appendix A to this Code of Ethics, as amended from time to time by the Audit Committee.

      As used in this Code of Ethics, the term "securities" includes not only publicly traded equity securities, but also privately issued equity securities, shares of closed-end funds, fixed

----------
      (1) Employees of MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Retirement Services, Inc., MFS International Ltd., MFS International (U.K.) Ltd., MFS Service Center, Inc., Vertex Investment Management Inc. and MFS Heritage Trust Company also are covered by this Code of Ethics.

income securities (including municipal bonds and many types of U.S. Government securities), futures, options, warrants, rights, swaps, commodities and other similar instruments. Moreover, the restrictions of this Code of Ethics apply to transactions by Access Persons involving securities and other instruments related to, but not necessarily the same as, securities held or to be acquired on behalf of an MFS client.

      3. Restrictions on Personal Securities Transactions. No Access Person shall trade in any security which is subject to a pending "buy" or "sell" order, or has been considered for purchase of sale,(2) for a client of MFS until such order is executed or withdrawn. In addition, no Investment Personnel shall trade in any security after an MFS client trades in such security or such security has been considered for purchase or sale on behalf of an MFS client until: (i) the next business day following such trade or consideration (in the case of a proposed trade by an Investment Personnel in the same direction as the MFS client); or (ii) the eighth calendar day thereafter (in the case of a proposed trade by an Investment Personnel in the opposite direction from the MFS client's trade). No Portfolio Manager shall trade in any security within at least seven calendar days before or after an MFS client whose account he or she manages trades in such security or such security has been considered for purchase or sale on behalf of such an MFS client. Any profits realized on trades within these proscribed periods must be disgorged to the affected MFS client or, in the event that the amount to be disgorged is relatively minor or difficult to allocate, to charity. In addition, no MFS representative shall provide any information about such transaction or recommendation to any person other than in connection with the proper execution of such purchase or sale for an MFS client's account.

      Portfolio Managers should consider the problems inherent in purchasing for their own account securities that are or may be suitable for a client's portfolio. For example, a fortuitous early sale by the Manager for his or her personal account may be criticized in hindsight if the same security later is sold from the client's account at a lower price.

      Gifts and Transfers. A gift or transfer shall be excluded from the preclearance requirements provided that the recipient represents in writing that he, she, they or it has no present intention of selling the donated security.

      Short Sales. No Access Person shall effect a short sale in any security held in a portfolio managed by MFS. Access Persons may engage in transactions in options and futures, subject to special preclearance rules applicable to certain of those transactions as described in Section 5 below.

      Initial Public Offerings. The purchase by Access Persons of securities (other than securities of registered open-end investment companies) offered at fixed public offering price by underwriters or a selling group is prohibited.(3) Rights (including

----------
      (2) A security is deemed to have been "considered for purchase or sale" when a recommendation to purchase or sell such security has been made and communicated to a portfolio manager and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

      (3) The reason for this rule is that it precludes any possibility that Access Persons might use MFS' clients' market stature as a means of obtaining for themselves "hot" issues which otherwise might not be offered to them. In rights purchased to acquire an additional full share) issued in respect of securities any Access Persons owns may be exercised, subject to preclearance; the decision whether or not to grant preclearance shall take into account, among other factors, whether the investment opportunity should be reserved for an MFS client and whether the investment opportunity is being or was offered to the individual by virtue of his or her position with MFS.

      Private Placements. Any acquisition by Access Persons of securities issued in a private placement is subject to preclearance. The decision whether or not to grant preclearance shall take into account, among other factors, whether the investment opportunity should be reserved for an MFS client and whether the investment opportunity is being offered to the individual by virtue of his or her position with MFS. Investment Personnel who have been precleared to acquire securities in a private placement are required to disclose that investment when they play a part in any subsequent consideration of an investment in the issuer for an MFS client. In such circumstances, the decision to purchase securities of the issuer for the MFS client shall be subject to an independent review by Investment Personnel with no personal interest in the issuer.

      Note: Acquisitions of securities in private placements by country clubs, yacht clubs and other similar entities need not be precleared, but are subject to the reporting, disclosure and independent review requirements.

      Prohibition on Short-Term Trading Profits. All Investment Personnel are prohibited from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days. Any profits realized on such short-term trades must be disgorged to the affected MFS client (if any) or, in the event that the amount to be disgorged is relatively minor or difficult to allocate, to charity. This restriction on short-term trading profits shall not apply to transactions exempt from preclearance requirements, as described in Section 8 below.

      It is expected that all MFS representatives will follow these restrictions in good faith and conduct their personal trading in keeping with the intended purpose of this Code of Ethics. Note: Any Non-Access Person who receives any information about any particular investment recommendation or executed or proposed transaction for any MFS client is required to comply with all preclearance and other requirements of this Code of Ethics applicable to Access Persons. Any individual should feel free to take up with the Audit Committee any case in which he or she feels inequitably burdened by these policies. The Audit Committee may, in its sole discretion, grant appropriate exceptions from the requirements of this Code of Ethics where warranted by applicable facts and circumstances.

      4. Beneficial Ownership. The requirements of this Code of Ethics apply to any account in which an MFS representative has (i) "direct or indirect beneficial ownership" or (ii) any "direct or indirect influence or control." Under applicable SEC interpretations, such


--------------------------------------------------------------------------------
addition, this rule eliminates the possibility that underwriters and selling group members might seek by this means to gain favor with individuals in order to obtain preferences from MFS.

"beneficial ownership" includes accounts of a spouse, minor children and dependent relatives resident in the MFS representative's house, as well as any other contract, relationship, understanding or other arrangement which results in an opportunity for the MFS representative to profit or share profits from a transaction in securities.

      NOTE: The exception for accounts with respect to which an MFS representative lacks "direct or indirect influence or control" is extremely narrow, and should only be relied upon in cases which have been pre-approved in writing by Stephen E. Cavan or Robert T. Burns of the Legal Department. Certain "blind trust" arrangements approved by the Legal Department may be excluded from the preclearance (but not the quarterly reporting) requirements of this Code of Ethics.

      5. Preclearance Requirements. In order to facilitate compliance with this Code of Ethics, preclearance requests must be made and approved before any transaction may be made by an Access Person. A preclearance request in the form set forth in MFS' automated Code of Ethics system, as amended from time to time, should be completed and submitted electronically for any order for an Access Person's own account or one described in Section 4 above, or, in the case of an Access Person who wishes to preclear while outside of the Boston area, should either: (i) be completed in the form attached hereto, as amended from time to time, signed and submitted by facsimile machine, to the Compliance Department; or (ii) be submitted by telephone call to the Compliance Department. Any preclearance request received before 3:00 p.m. on a business day will be responded to as soon as available on the following business day. Preclearance requests will be reviewed by Equity and Fixed Income Department personnel who will be kept apprised of recommendations and orders to purchase and sell securities on behalf of MFS clients, the completion or cancellation of such orders and the securities currently held in portfolios managed by MFS. Their advice will be forwarded to the Compliance Department.

      The preclearance process imposes significant burdens on the investment and administrative departments within MFS. Accordingly, if the MFS Audit Committee determines that an Access Person is making an excessive number of preclearance requests, it reserves the right to limit such Access Person to a certain number of preclearance requests per day or per period.

      An Access Person who obtains electronic or written notice from the Compliance Department indicating consent to an order which the Access Person proposes to enter for his or her own account or one described in Section 4 above may execute that order only on the day when such notice is received unless otherwise stated on the notice. Such notices will always be electronic or in writing; however, in the case of an Access Person who wishes to preclear a transaction while outside the Boston area, the Compliance Department will also provide oral confirmation of the content of the written notice.

      Preclearance requests may be denied for any number of appropriate reasons, most of which are confidential. For example, a preclearance request for a security that is being considered for purchase or sale on behalf of an MFS client may be denied for an extended period (e.g. 10 business days). Accordingly, an Access Person is not entitled to receive any explanation or reason if his or her preclearance request is denied, and any request for an explanation by an Access Person may be deemed a violation of this Code of Ethics.

      Significant Ownership by MFS Clients. In cases where MFS clients own, in the aggregate, 8% or more of the outstanding equity securities of an issuer, requests by Access Persons to purchase the securities of such issuer will be denied. Requests to preclear sales of such securities may be granted, subject to the standard requirements set forth in Section 3 above.

      Securities Subject to Automatic Purchases and Sales for MFS Clients. Certain MFS funds and institutional accounts are managed such that the securities held in such portfolios are regularly purchased or sold on an equal proportionate basis so as to preserve specified percentage weightings of such securities across such portfolios. Requests to preclear purchases of securities held in such portfolios will be denied. Requests to sell such securities may be granted, subject to the standard preclearance requirements set forth in Section 3 above.

      Options and Futures Transactions. Access Persons may purchase (to open) and sell (to close) call and put options and futures contracts on securities, subject to the preclearance and other requirements of this Code of Ethics; however, an Access Person may neither buy a put option on any security held in a portfolio managed by MFS nor write (sell to open) options and futures contracts. In the case of purchased put and call options, the preclearance of the exercise of such options as well as their purchase and sale, is required. Preclearance of the exercise of purchased put and call options shall be requested on the day before the proposed exercise or, if notice to the writer of such options is required before the proposed exercise date, the date before notice is proposed to be given, setting forth the proposed exercise date as well as the proposed notice date.(4) Purchases and sales of options or futures contracts to "close out" existing options or futures contracts must be precleared.(5)

      MFS Closed-End Funds. All transactions effected by any MFS representative in shares of any closed-end fund for which MFS or one of its affiliates acts as investment adviser shall be subject to preclearance and reporting in accordance with this Code of Ethics. Non-Access Persons are exempt from the preclearance and reporting requirements set forth in this Code of Ethics with respect to transactions in any other type of securities, so long as they have not received any information about any particular investment recommendation or executed or proposed transaction for any MFS client with respect to such security.

----------
      (4) Access Persons should note that this requirement may result in their not being allowed to exercise an option purchased by them on the exercise date they desire, and in the case of a "European" option on the only date on which exercise is permitted by the terms of the option.

      (5) Access Persons should note that as a result of this requirement, they may not be able to obtain preclearance consent to close out an option or futures contract before the settlement date. If such an option or futures contract is automatically closed out, the gain, if any, on such transaction will be disgorged in the manner described in Section 3 above.

      6. Duplicate Confirmation Statement Requirement. In order to implement and enforce the above policies, every Access Person shall arrange for his or her broker to send MFS duplicate copies of all confirmation statements issued with respect to the Access Person's transactions and all periodic statements for such Access Person's securities accounts. The Compliance Department will coordinate with brokerage firms in order to assist Access Persons in complying with this requirement.

      7. Reporting Requirement. Each Access Person shall report on or before the tenth day of each calendar quarter any securities transactions during the prior quarter in accounts covered by Section 4 above. Employees who fail to complete and file such quarterly reports on a timely basis will be reported to the Audit Committee and will be subject to sanctions. Reports shall be reviewed by the Compliance Department.

In filing the reports for accounts within these rules, please note:

      (i) You must file a report for every calendar quarter even if you had no reportable transactions in that quarter; all such reports shall be completed and submitted in the form set forth in MFS' automated Code of Ethics system.

      (ii) Reports must show any sales, purchases or other acquisitions or dispositions, including gifts, exercises of conversion rights and exercises or sales of subscription rights. See Section 8 below for certain exceptions to this requirement.

      (iii)Reports will be treated confidentially unless a review of particular reports with the representative is required by the Audit Committee.

      (v) Reports are made available for review by the Boards of Trustees of MFS investment company clients upon their request.

      Note: Any Access Person who maintains all of his or her personal securities accounts with one or more broker-dealer firms that send confirmation and periodic account statements in an electronic format approved by the Compliance Department, and who arranges for such firms to send such statements (no less frequently than quarterly) required by
      Section 6 above, shall not be required to prepare and file the quarterly reports required by this Section 7. However, each such Access Person shall be required to verify the accuracy and completeness of all such statements on at least an annual basis.

      8.    Certain Exceptions.

      Mutual Funds. Transactions in shares of any open-end investment companies, including funds for which the MFS organization is investment adviser, need not be precleared or reported.

      Closed-End Funds. Automatic reinvestments of distributions of closed-end funds advised by MFS pursuant to dividend reinvestment plans of such funds need only be reported. All other closed-end fund transactions must be precleared and reported.

      MFS Common Stock. Transactions in shares of stock of MFS need not be precleared or reported.

      Large Capitalization Stocks. Transactions in securities issued by companies with market capitalizations of at least $5] billion generally will be eligible for automatic preclearance (subject to certain exceptions), but must be reported and are subject to post-trade monitoring. The Compliance Department will maintain a list of issuers that meet this market capitalization requirement. A preclearance request for a large capitalization company will be denied whenever deemed appropriate.

      U.S. Government Securities. Transactions in U.S. Treasury securities (including options and futures contracts and other derivatives with respect to such securities) need not be precleared or reported. Option and futures contracts on U.S. Government obligations (other than U.S. Treasury securities) and securities indices need not be precleared but must be reported. Transactions in U.S. Government securities offered on the basis of "non-competitive tender" need not be precleared or reported. However, U.S. Government obligations (other than U.S. Treasury securities) offered by "subscription" must be precleared and reported.

      Other Exceptions. Transactions in money market instruments and in options on broad-based indices need not be precleared, although such transactions must be reported. In addition, the following types of transactions need not be precleared or reported: (i) stock dividends and stock splits; (ii) foreign currency transactions; and (iii) transactions in real estate limited partnership interests.

      9. Disclosure of Personal Securities Holdings. All Access Persons are required to disclose all personal securities holdings upon becoming an Access Person (i.e. upon commencement of employment with MFS or transfer within MFS to an Access Person position) and thereafter on an annual basis. Reports shall be reviewed by the Compliance Department.

      10. Gifts, Entertainment and Favors. MFS representatives must not make business decisions that are influenced or appear to be influenced by giving or accepting gifts, entertainment or favors. Investment Personnel are prohibited from receiving any gift or other thing of more than de minimis value from any person or entity that does business with or on behalf of MFS or its clients. Invitations to an occasional meal, sporting event or other similar activity will not be deemed to violate this restriction unless the occurrence of such events is so frequent or lavish as to suggest an impropriety.

      11. Service as a Director. All MFS representatives are prohibited from serving on the boards of directors of commercial business enterprises, absent prior authorization by the Management Committee based upon a determination that the board service would be consistent with the interests of MFS' clients. In the relatively small number of instances in which board service is authorized, MFS representatives serving as directors may be isolated from other MFS representatives through "Chinese Wall" or other appropriate procedures.

      12. Certification of Compliance with Code of Ethics. All MFS representatives (including Non-Access Persons) shall be required to certify annually that (i) they have read and understand this Code of Ethics and recognize that they are subject to its requirements applicable to them and (ii) they have complied with all requirements of this Code of Ethics applicable to them, and (in the case of Access Persons) have reported all personal securities transactions (whether pursuant to quarterly reports from the Access Person or duplicate confirmation statements and periodic reports from the Access Person's broker-dealer) required to be reported pursuant to this Code of Ethics.

      13. Boards of Trustees of MFS Funds. Any material amendment to this Code of Ethics shall be subject to the approval by each of the Boards of Trustees (including a majority of the disinterested Trustees on each such Board) of each of the registered investment companies with respect to which MFS, or any subsidiary of MFS, acts as investment adviser. In addition, on at least an annual basis, MFS shall provide each such Board with a written report that: (i) describes issues that arose during the preceding year under this Code of Ethics, including without limitation information about any material violations of this Code of Ethics and any sanctions imposed with respect to such violations; and
(ii) certifies to each such Board that MFS has adopted procedures reasonably necessary to prevent Access Persons from violating this Code of Ethics.

      14. Sanctions. Any trading for an MFS representative's account which does not evidence a good faith effort to comply with these rules will be subject to Audit Committee review. If the Audit Committee determines that a violation of this Code of Ethics or its intent has occurred, it may impose such sanctions as it deems appropriate including forfeiture of any profit from a transaction and/or termination of employment. Any violations resulting in sanctions will be reported to the Boards of Trustees of MFS investment company clients and will be reflected in the employee's personnel file.

                                   APPENDIX A

                              CERTAIN DEFINED TERMS

      As used in this Code of Ethics, the following shall terms shall have the meanings set forth below, subject to revision from time to time by the Audit
Committee:

      Portfolio Managers -- employees who are authorized to make investment decisions for a mutual fund or client portfolio. Note: research analysts are deemed to be Portfolio Managers with respect to the entire portfolio of any fund managed collectively by a committee of research analysts (e.g. MFS Research Fund).

      Investment Personnel -- all Portfolio Managers as well as research analysts, traders and other members of the Equity Trading, Fixed Income and Equity Research Departments.

      Access Persons -- all Portfolio Managers, Investment Personnel and other members of the following departments or groups: Institutional Advisors; Compliance; Fund Accounting; Investment Communications; and Technology Services & Solutions ("TS&S") (excluding, however, TS&S employees who are employed at Lafayette Corporate Center and certain TS&S employees who may be specifically excluded by the Compliance or Legal Departments); also included are members of the MFS Management Committee, the MFS Administrative Committee and the MFS Operations Committee. In certain instances, non-employee consultants and other independent contractors may be deemed Access Persons and therefore be subject to some or all of the requirements set forth in this Code of Ethics.

      Non-Access Persons -- all employees of the following departments or groups: Corporate Communications; Corporate Finance; Facilities Management; Human Resources; Internal Audit (unless undergoing an audit of an access area); Legal; MFS Service Center, Inc. (other than TS&S employees who are employed at 500 Boylston Street); Retired Partners; Travel and Conference Services; the International Division; MFS International Ltd.; MFS Fund Distributors, Inc.; and MFS Retirement Services, Inc. Note: Any Non-Access Person who receives any information about any particular investment recommendation or executed or proposed transaction for any MFS client is required to comply with all preclearance and other requirements of this Code of Ethics applicable to Access Persons. Any Non-Access Person who regularly receives such information will be reclassified as an Access Person. In addition, transactions in shares of the MFS closed-end funds are subject to all such preclearance and reporting requirements by all MFS representatives (see Section 5 of this Code of Ethics).

                         PERSONAL SECURITIES TRANSACTION
                              PRECLEARANCE REQUEST

                         [Only For Use By MFS Employees
                             Not Located In Boston]

                      Date:_________________________, _____


All transactions must be precleared, regardless of their size, except those in certain specific categories of securities that are exempted under the MFS Code of Ethics. If necessary, continue on the reverse side. Please note that special rules apply to the preclearance of option and futures transactions. If the transaction is to be other than a straightforward sale or purchase of securities, mark it with an asterisk and explain the nature of the transaction on the reverse side. Describe the nature of each account in which the transaction is to take place, i.e., personal, spouse, children, charitable trust, etc.

                                      SALES
                                      -----

      CUSIP/TICKER      AMOUNT OR            BROKER          NATURE* OF
          SECURITY      NO. of SHARES                          ACCOUNT
          --------      -------------        ------            -------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    PURCHASES
                                    ---------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


I represent that I am not in possession of material non-public information concerning the securities listed above or their issuer. If I am an MFS access person charged with making recommendations to MFS with respect to any of the securities listed above, I represent that I have not determined or been requested to make a recommendation in that security except as permitted by the MFS Code of Ethics.

                                                   -----------------------------
                                                    Signature and Date

                                                   -----------------------------
                                                    Name of MFS Access Person
              (please print)

Explanatory Notes: This form must be filed by 3:00 p.m. on the business day prior to the business day on which you wish to trade and covers all accounts in which you have an interest, direct or indirect. This includes any account in which you have "beneficial ownership" (unless you have no influence or control over it) and non-client accounts over which you act in an advisory or supervisory capacity. No trade can be effected until approval from the Compliance Department has been obtained.

-----------------------
* Check if you wish to claim that the reporting of the account or the securities transaction shall not be construed as an admission that you have any direct or indirect beneficial ownership in such account or securities